United States
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported):    May 2, 2006

UNION BANKSHARES CORPORATION
(Exact name of registrant as specified in its charter)

Virginia	0-20293	54-1598552
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

212 North Main Street
P.O. Box 446
Bowling Green, Virginia 22427
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code:   (804) 633-5031

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

Item 7.01.  Regulation FD Disclosure.

          The following information and exhibit is being furnished pursuant to Regulation FD.

          On May 2, 2006, Union Bankshares Corporation (the “Company” issued a press release announcing the declaration of a quarterly dividend payable May 31, 2006 to stockholders of record as of May 19, 2006.  A copy of the Company’s press release is attached as Exhibit 99.1 hereto and is hereby incorporated herein by reference.

Item 8.01  Other Events.

          On May 2, 2006, the Company issued a press release announcing the authorization by its Board of Directors to purchase up to 150,000 shares of the Company’s common stock on the open market with such authorization expiring May 31, 2007. A copy of the Company’s press release is attached as Exhibit 99.1 hereto and is hereby incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d)	Exhibits.

	99.1	The Company’s press release dated May 2, 2006.

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SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UNION BANKSHARES CORPORATION

Date: May 2, 2006	By:	/s/ D. Anthony Peay

D. Anthony Peay
Executive Vice President and
Chief Financial Officer

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